EXHIBIT 99.2
                 SOUTHERN NATIONAL CORPORATION AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CONDITION
                                  (UNAUDITED)
                             (DOLLARS IN THOUSANDS)

                                                                                                     JUNE 30,     DECEMBER 31,
                                                                                                       1994           1993
ASSETS
  Cash and due from depository institutions......................................................   $  266,117     $  283,909
  Interest-bearing bank balances.................................................................       12,760         64,954
  Federal funds sold and securities purchased under resale agreements or similar arrangements....           --         13,438
  Securities available for sale..................................................................      915,010      1,194,230
  Loans held for sale............................................................................       45,327        316,544
  Investment securities..........................................................................    1,712,234      1,356,102
  Loans and leases, net of unearned income of $47,497 in 1994 and $30,926 in 1993................    5,098,647      4,838,274
     Less -- allowance for losses................................................................      (69,838)       (69,503)
       Net loans and leases......................................................................    5,028,809      4,768,771
  Premises and equipment, net....................................................................      146,725        136,228
  Other assets...................................................................................      109,380        140,294
     Total assets................................................................................   $8,236,362     $8,274,470
LIABILITIES AND SHAREHOLDERS' EQUITY
  Noninterest-bearing............................................................................   $  772,598     $  748,754
  Interest-bearing...............................................................................    5,456,205      5,574,694
     Total deposits..............................................................................    6,228,803      6,323,448
  Short-term borrowings..........................................................................    1,131,961        756,343
  Accounts payable and other liabilities.........................................................       65,045        150,138
  Long-term debt.................................................................................      216,686        479,677
     Total liabilities...........................................................................    7,642,495      7,709,606
Shareholders' equity:
  Preferred stock, $5 par, 5,000,000 shares authorized, 770,000 issued
     and outstanding in 1994 and 1993............................................................        3,850          3,850
  Common stock, $5 par, 120,000,000 shares authorized, 43,385,610 issued
     and outstanding in 1994 and 42,961,214 in 1993..............................................      216,928        214,806
  Paid-in capital................................................................................      153,205        151,186
  Retained earnings..............................................................................      236,756        199,383
  Unearned compensation..........................................................................       (3,487)        (4,361)
  Net unrealized depreciation on securities......................................................      (13,385)            --
     Total shareholders' equity..................................................................      593,867        564,864
     Total liabilities and shareholders' equity..................................................   $8,236,362     $8,274,470

          See accompanying notes to consolidated financial statements.
                                       1

                 SOUTHERN NATIONAL CORPORATION AND SUBSIDIARIES
                       CONSOLIDATED STATEMENTS OF INCOME
                          FOR THE PERIODS AS INDICATED
                                  (UNAUDITED)
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                        FOR THE THREE MONTHS ENDED        FOR THE SIX MONTHS
                                                                                 JUNE 30,                   ENDED JUNE 30,
                                                                           1994           1993           1994           1993
INTEREST INCOME
  Interest and fees on loans and leases..............................   $   100,852    $   100,757    $   198,181    $   200,581
  Interest and dividends on securities...............................        37,095         34,900         73,444         69,186
  Interest on temporary investments..................................           296            520            608          1,530
    Total interest income............................................       138,243        136,177        272,233        271,297
INTEREST EXPENSE
  Interest on deposits...............................................        45,137         49,398         89,696        100,491
  Interest on short-term borrowings..................................         9,598          3,787         15,575          7,465
  Interest on long-term debt.........................................         4,385          6,105          9,281         11,661
    Total interest expense...........................................        59,120         59,290        114,552        119,617
NET INTEREST INCOME..................................................        79,123         76,887        157,681        151,680
  Provision for loan and lease losses................................         1,532          4,291          2,703          7,953
NET INTEREST INCOME AFTER PROVISION FOR LOAN AND LEASE LOSSES........        77,591         72,596        154,978        143,727
NONINTEREST INCOME
  Service charges on deposit accounts................................         9,169          9,261         17,805         17,905
  Nondeposit fees and commissions....................................         7,650          8,487         14,735         15,478
  Securities gains, net..............................................           239              9            954         14,027
  Other income.......................................................         2,067          3,610          8,849          6,211
    Total noninterest income.........................................        19,125         21,367         42,343         53,621
NONINTEREST EXPENSE
  Personnel expense..................................................        28,554         30,286         61,193         61,588
  Occupancy and equipment expense....................................         9,141          8,701         17,755         18,509
  Federal deposit insurance expense..................................         3,602          3,330          7,465          6,661
  Foreclosed property expense........................................           236          2,915          1,089          5,902
  Other expense......................................................        14,425         16,054         28,854         32,717
    Total noninterest expense........................................        55,958         61,286        116,356        125,377
EARNINGS
  Income before income taxes.........................................        40,758         32,677         80,965         71,971
  Provision for income taxes.........................................        13,874         10,049         28,034         24,103
Income before cumulative effect of changes in accounting
  principles.........................................................        26,884         22,628         52,931         47,868
Less: cumulative effect of changes in accounting principles, net of
  income taxes.......................................................            --             --             --         27,217
NET INCOME...........................................................        26,884         22,628         52,931         20,651
  Preferred dividend requirements....................................         1,299          1,299          2,598          2,598
  Net income applicable to common shares.............................   $    25,585    $    21,329    $    50,333    $    18,053
PER COMMON SHARE
  Net income:
    Primary
      Income before cumulative effect................................   $      0.59    $      0.51    $      1.15    $      1.08
      Less: cumulative effect, net of income taxes...................            --             --             --           0.65
      Net income.....................................................   $      0.59    $      0.51    $      1.15    $      0.43
    Fully diluted
      Income before cumulative effect................................   $      0.56    $      0.49    $      1.10    $      1.03
      Less: cumulative effect, net of income taxes...................            --             --             --           0.60
      Net income.....................................................   $      0.56    $      0.49    $      1.10    $      0.43
    Cash dividends paid..............................................   $      0.17    $      0.15    $      0.34    $      0.30
  Average shares outstanding
      Primary........................................................    43,672,894     41,962,570     43,635,581     41,899,448
      Fully diluted..................................................    48,221,130     46,523,718     48,188,556     46,467,659

          See accompanying notes to consolidated financial statements.
                                       2

                 SOUTHERN NATIONAL CORPORATION AND SUBSIDIARIES
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                FOR THE SIX MONTHS ENDED JUNE 30, 1994 AND 1993
                                  (UNAUDITED)
                             (DOLLARS IN THOUSANDS)

                                                                                                         1994         1993
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income........................................................................................   $  52,931    $  20,651
  Adjustments to reconcile net income to net cash provided by operating activities:
     Provision for loan and lease losses............................................................       2,703        7,953
     Depreciation of premises and equipment.........................................................       6,292        8,041
     Amortization of intangibles....................................................................         832        1,326
     Accretion of negative goodwill.................................................................        (556)          --
     Amortization of unearned compensation..........................................................         874           --
     Discount accretion and premium amortization on securities......................................       1,832        3,109
     Gain on sales of securities, net...............................................................        (954)     (14,046)
     Gain on sales of trading account securities....................................................        (537)        (449)
     Gain on sales of loans, net....................................................................      (1,225)      (4,511)
     Net (gain) loss on disposals of premises and equipment.........................................      (1,243)          59
     Net loss on foreclosed property and other real estate owned....................................         335        6,352
     Proceeds from sales of trading account securities, net of purchases............................         537          449
     Proceeds from sales of loans held for sale.....................................................     508,145      355,431
     Origination of loans held for sale, net of principal collected.................................    (241,006)    (375,792)
     Decrease (increase) in:
       Accrued interest receivable..................................................................        (882)         394
       Other assets.................................................................................      21,060       33,250
     Increase (decrease) in:
       Accrued interest payable.....................................................................         220         (671)
       Accounts payable and other liabilities.......................................................     (76,524)      29,204
          Net cash provided by operating activities.................................................     272,834       70,750
CASH FLOWS FROM INVESTING ACTIVITIES:
     Proceeds from sales of available for sale securities...........................................     282,396        8,567
     Proceeds from sales of held to maturity securities.............................................          --      287,975
     Maturities of available for sale securities....................................................     144,472           50
     Maturities of held to maturity securities......................................................     257,789      268,574
     Purchases of available for sale securities.....................................................    (160,433)          --
     Purchases of held to maturity securities.......................................................    (618,928)    (712,575)
     Proceeds from sales of loans receivable and servicing rights...................................          --       27,540
     Leases made to customers.......................................................................     (20,339)     (19,265)
     Principal collected on leases..................................................................      19,733       17,593
     Loan originations, net of principal collected..................................................    (257,034)    (183,398)
     Net cash acquired in transactions accounted for under the purchase method of accounting........         229        6,833
     Proceeds from disposals of premises and equipment..............................................       3,013        1,474
     Purchases of premises and equipment............................................................     (18,935)     (17,408)
     Proceeds from sales of foreclosed property.....................................................       8,140       15,339
     Proceeds from sales of other real estate owned.................................................       8,727        4,196
       Net cash used in investing activities........................................................    (351,170)    (294,505)
CASH FLOWS FROM FINANCING ACTIVITIES:
     Net (decrease) increase in deposits............................................................     (94,645)      57,316
     Net increase in short-term borrowings..........................................................     366,654       10,232
     Proceeds from long-term debt...................................................................         443      179,368
     Repayment of long-term debt....................................................................    (263,434)    (119,585)
     Net proceeds from common stock issued..........................................................       1,455        1,822
     Cash dividends paid on common and preferred stock..............................................     (15,561)     (11,256)
       Net cash (used in) provided by financing activities..........................................      (5,088)     117,897
NET DECREASE IN CASH AND CASH EQUIVALENTS...........................................................     (83,424)    (105,858)
CASH AND CASH EQUIVALENTS AT JANUARY 1..............................................................     362,301      378,087
CASH AND CASH EQUIVALENTS AT JUNE 30................................................................   $ 278,877    $ 272,229

          See accompanying notes to consolidated financial statements.
                                       3

                 SOUTHERN NATIONAL CORPORATION AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                 JUNE 30, 1994
                                  (UNAUDITED)
A. In the opinion of management, the accompanying unaudited consolidated financial statements contain all adjustments (consisting of only normal recurring adjustments) necessary to present fairly the financial position of Southern National Corporation and subsidiaries ("Southern National") as of June 30, 1994, the results of operations for the three months and six months ended June 30, 1994 and 1993, and cash flows for the six months ended June 30, 1994 and 1993.
   The consolidated financial statements and notes are presented in accordance with the instructions for Form 10-Q, and, therefore, do not necessarily include all disclosures required under generally accepted accounting principles. The information contained in the footnotes included in Southern National's latest annual report on Form 10-K should also be referred to in connection with the reading of these unaudited interim consolidated financial statements.
   Certain amounts for prior years have been reclassified to conform with statement presentations for 1994. The reclassifications have no effect on shareholders' equity or net income as previously reported.
B. As of January 1, 1994, Southern National adopted Statement of Financial Accounting Standards ("SFAS") No. 115, "Accounting for Certain Investments in Debt and Equity Securities." SFAS 115 addresses the accounting and reporting for investments in equity securities that have readily determinable fair values and for all investments in debt securities. These investments are to be classified in three categories: held to maturity, trading and available for sale. Securities classified as available for sale are carried at estimated fair value, with unrealized holding gains and losses, net of tax, reported as a separate component of stockholders' equity.
C. Cash and cash equivalents include cash and due from depository institutions, interest-bearing bank balances and federal funds sold and securities purchased under resale agreements or similar arrangements. Generally, both cash and cash equivalents are considered to have maturities of three months or less. Transfer of loans to other real estate owned, a non-cash investing activity, amounted to $5,036,000 and $5,977,000 for the six months ended June 30, 1994 and 1993, respectively. Transfer of securities from the held to maturity category to the available for sale category, a non-cash investing activity, totaled $5,934,000 during the six months ended June 30, 1994. Transfer of securities from the available for sale category to the held to maturity category, a noncash investing activity, totaled $2,216,000 for the six months ended June 30, 1994.
D. On January 28, 1994, Southern National completed its acquisition of The First Savings Bank, FSB ("The First") by the issuance of 8,052,860 shares of Southern National common stock, or 0.855 share of Southern National common stock in exchange for each share of The First's common stock outstanding. Options to purchase shares of The First's common stock were converted into options to purchase Southern National common stock at the same rate.
   On January 31, 1994, Southern National completed its acquisition of Regency Bancshares Inc. ("Regency") by the issuance of 2,437,498 shares of Southern National common stock, or 1.8117 shares of Southern National common stock in exchange for each share of Regency's common stock outstanding. Options to purchase shares of Regency's common stock were converted into options to purchase Southern National common stock at the same rate.
   On February 24, 1994, Southern National completed its acquisition of Home Federal Savings Bank ("Home") by the issuance of 824,601 shares of Southern National common stock, or 2.576878 shares of Southern National common stock in exchange for each share of Home's common stock outstanding. Options to purchase shares of Home's common stock were converted into options to purchase Southern National common stock at the same rate.
   The acquisitions above were accounted for under the pooling-of-interests method of accounting. Accordingly, all financial information presented herein has been restated to include the accounts of The First, Regency and Home.
   On June 1, 1994, Southern National completed its acquisition of McLean, Brady & McLean Agency, Inc. by the issuance of 38,823 shares of Southern National common stock and cash of $86,967. The acquisition was accounted for under the purchase method of accounting, and therefore, the financial information contained herein includes data relevant to the acquiree since the date of acquisition.
                                       4

   On June 6, 1994, Southern National completed its acquisition of Leasing Associates, Inc. by the issuance of 97,876 shares of Southern National common stock. The acquisition was accounted for under the purchase method of accounting, and therefore, the financial information contained herein includes data relevant to the acquiree since the date of acquisition.
E. The "cumulative effect of changes in accounting principles, net of income taxes," of $27,217,000 for the six month period ended June 30, 1993, is comprised of the impact of the adoption of SFAS 106, "Accounting for Postretirement Benefits Other Than Pensions," and SFAS 109, "Accounting for Income Taxes," by Southern National, Regency, Home and The First, as well as the effect of the adoption by The First of SFAS 72, "Accounting for Certain Acquisitions of Banking or Thrift Institutions." Accordingly, cumulative catch-up adjustments have been reflected in the first calendar quarter of 1993. A recap follows:

                                                        INCREASE
                                                      (DECREASE) IN
                                                       NET INCOME
                                                           (IN
                                                       THOUSANDS)
   SFAS 106........................................     $  (8,463)
   Less: taxes.....................................         2,897
   SFAS 72.........................................       (28,019)
   SFAS 109........................................         6,368
                                                        $ (27,217)

   The First, Regency and Home had fiscal years ending June 30. However, in connection with the restatement of the 1993 financial statements, the June 30 fiscal year-ends have been converted to a calendar year format comparable to Southern National's presentation.
F. On August 1, 1994, Southern National and BB&T Financial Corporation ("BB&T") jointly announced the signing of a definitive agreement to merge. The transaction will be accounted for as a pooling-of-interests in which BB&T shareholders will receive 1.45 shares of common stock of the resulting company for each share of BB&T common stock held. Southern National shareholders will receive one share of common stock of the resulting company for each share of Southern National common stock. The market transaction has an indicated total value of $2.2 billion based on July 29, 1994, closing prices of the stock of both institutions. The merger, if approved, is expected to be completed by the end of the second quarter of 1995. Selected pro forma information for the separate and combined institutions are as follows:

                                                                            SOUTHERN
   AS OF / FOR THE SIX MONTHS ENDED JUNE 30, 1994:             BB&T         NATIONAL     COMBINED(1)
                                                            (DOLLARS IN THOUSANDS, EXCEPT PER SHARE
                                                                             DATA)
   Securities............................................   $ 2,680,825    $2,627,244    $ 5,308,069
   Loans.................................................     7,101,201     5,098,647     12,199,848
   Total assets..........................................    10,570,538     8,236,362     18,806,900
   Total deposits........................................     8,058,865     6,228,803     14,287,668
   Shareholders' equity..................................       850,697       593,867      1,444,564
   Net income............................................        58,981        52,931        111,912
   Per share results:
   Primary...............................................          1.52          1.15           1.13
   Fully diluted.........................................          1.52          1.10           1.11

   (1) The combined selected pro forma financial information above does not reflect the impact of any other pending acquisition or the anticipated cost savings which will be attained through the merger.
                                       5